UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 15, 2011


                          WESTERN STANDARD ENERGY CORP.
             (Exact name of registrant as specified in its charter)

          Nevada                        000-51736                 20-5854735
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)

                  403 Enclave Circle #309, Costa Mesa, CA 92626
              (Address of principal executive offices and Zip Code)

                                 (888) 267-5629
              (Registrant's telephone number, including area code)

                7 New Road, Second Floor, #6 Belize City, Belize
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e -4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On December 15, 2011, Peter Jenks resigned as our President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Director. As a result of the resignation, we appointed Steve Cook as our new President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and to the board of directors. The resignation and appointment is effective December 15, 2011.

Mr. Cook has over 20 years experience working in the financial industry and with public companies including various financial services roles at Shearson Lehman Bros., and Prudential Bache Securities and investor relations roles at many micro-cap companies.

There was no disagreement between Mr. Jenks and our company's policies or procedures.

There are no family relationships between Mr. Cook and our board of directors.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN STANDARD ENERGY CORP.


By: /s/ Steve Cook
    -----------------------------------
    Steve Cook
    President, CEO, CFO, Secretary,
    Treasurer and Director
    December 15, 2011

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